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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Cohesion Technologies, Inc. Restated 1998 Stock Option Plan of our report dated January 29, 2002 with respect to the consolidated financial statements of Cohesion Technologies, Inc. included in its Transition Report (Form 10-K) for the six months ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

Palo Alto, California
March 28, 2002

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